Exhibit 10.1

                                 AMENDMENT NO. 8

                                       to

                                CREDIT AGREEMENT


     This AMENDMENT NO. 8 dated as of December 13, 2007 (this "Amendment") is by and among HAMPSHIRE GROUP, LIMITED (the "Borrower"), HAMPSHIRE DESIGNERS, INC., GLAMOURETTE FASHION MILLS, INC., ITEM-EYES, INC., SB CORPORATION, SHANE HUNTER, INC., MARISA CHRISTINA, INCORPORATED, the Banks party hereto and HSBC Bank USA, National Association, as Agent for the Banks.

                                    RECITALS:
                                    ---------

     A. The Borrower, the Guarantors, the Banks and the Agent have entered into a Credit Agreement and Guaranty dated as of August 15, 2003, as amended by Amendment No. 1 thereto dated as of December 29, 2004, by Amendment No. 2 thereto dated as of November 10, 2005, by Amendment No. 3 and Waiver dated as of August 8, 2006, by Waiver dated as of October 13, 2006, by Amendment No. 4 and Waiver dated as of December 29, 2006, by Amendment No. 5 and Waiver dated as of March 30, 2007, by Amendment No. 6 to Credit Agreement dated as of July 11, 2007, by Waiver dated as of July 25, 2007, by Waiver dated as of August 31, 2007, by Amendment No. 7 dated as of September 17, 2007, and by Consent and Waiver to Credit Agreement and Amendment to Security Agreement, dated as of November 1, 2007 (as amended, the "Loan Agreement").


     B. The Borrower has requested, and the Banks and the Agent have agreed, to amend the definition of Revolving Credit Termination Date to extend it from December 31, 2007 to February 15, 2008, all upon the terms and conditions set forth herein.

     C. The Banks are agreeable to such amendment, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Guarantors, the Banks and the Agent hereby agree as follows:

     Section 1. Definitions. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Loan Agreement.

Section 2. Amendment of Loan Agreement

     2.01 The definition of "Revolving Credit Termination Date" appearing in
Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

     "Revolving Credit Termination Date" means February 15, 2008.

     Section 3. Acknowledgments, Confirmations and Consent.

          3.01 Each of the Borrower and the Guarantors acknowledges and confirms that the Liens granted pursuant to the Security Documents to which it is a party continue to secure the Obligations.

          3.02 Each Guarantor consents in all respects to the execution by the Borrower of this Amendment and acknowledges and confirms that the Guaranty by such Guarantor, as set forth in Article V of the Loan Agreement, guarantees the full payment and performance of all of the Obligations, and remains in full force and effect in accordance with its terms.

     Section 4. Representations and Warranties. The Borrower and each Guarantor, as the case may be, each represents and warrants to the Lenders and the Agent as follows:

          4.01 After giving effect to this Amendment, (i) each of the representations and warranties set forth in Article VII of the Loan Agreement is true and correct in all respects as if made on the date of this Amendment, and
(ii) no Default or Event of Default exists under the Loan Agreement.

          4.02 The Borrower and each Guarantor has the power to execute, deliver and perform, and has taken all necessary action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of this Amendment and the other
agreements,   instruments  and  documents   executed  in  connection  with  this
Amendment.

          4.03 The execution, delivery and performance by the Borrower and each Guarantor of this Amendment will not violate any Law, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Law except those in favor of the Agent.

          4.04 This Amendment has been duly executed and delivered by the Borrower or such Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or such Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     Section 5. Miscellaneous.

          5.01 Except as specifically modified by this Amendment, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

          5.02 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE.

          5.03 This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.

          5.04 The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys for the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and any other agreements, instruments and documents executed or furnished in connection with this Amendment.

     Section 6. Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Agent of (i) original counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Banks, (ii) payment to the Agent for the account of the Banks of a non-refundable amendment fee in the amount of $20,000 and (iii) payment of the Agent's legal fees and expenses.

                            [signature pages follow]

     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have signed and delivered this Amendment as of the date first written above.

                              HAMPSHIRE GROUP, LIMITED


                              By:  /s/ Heath L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Vice President, General Counsel and
                                       Secretary



                             HAMPSHIRE DESIGNERS, INC.


                              By:  /s/ Heath L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary



                             GLAMOURETTE FASHION MILLS, INC.


                              By:  /s/ Heath L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary



                             ITEM-EYES, INC.


                              By:  /s/ Heath L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary



                              SB CORPORATION


                              By:  /s/ Heath L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary

                             SHANE HUNTER, INC.


                              By:  /s/ Heath L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary



                             MARISA CHRISTINA, INCORPORATED


                               By:  /s/ Heath L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary



                             HSBC BANK USA, NATIONAL ASSOCIATION, as a Bank, as Letter of Credit Issuing Bank (for all Letters of Credit other than Existing Letters of Credit) and as Agent


                             By:  /s/ Richard J. Elias
                                 ----------------------------------------------
                             Name:  Richard J. Elias
                             Title:  Vice President



                             THE CIT GROUP/COMMERCIAL SERVICES, INC.


                             By:  /s/ Georgia Tetteris
                                 -----------------------------------------------
                             Name:  Georgia Tetteris
                             Title: Vice President



                             JPMORGAN CHASE BANK, N.A., as a Bank and as Letter of Credit Issuing Bank (for the Existing Letter of Credit)


                             By:  /s/ Joseph J. Nastri
                                  ----------------------------------------------
                             Name:    Joseph J. Nastri
                             Title:   Senior Vice President

                             ISRAEL DISCOUNT BANK OF NEW YORK, as a Bank


                             By:  /s/ Juan C. Zaino
                                 -----------------------------------------------
                             Name:   Juan C. Zaino
                             Title:  First Vice President

                             By:  /s/ R. David Korngruen
                                  ----------------------------------------------
                             Name:    R. David Korngruen
                             Title:   Vice President



                             BANK OF AMERICA, N.A., as a Bank


                             By:  /s/  David Gutierrez
                                  ----------------------------------------------
                             Name:    David Gutierrez
                             Title:   Senior Vice President



                             WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank


                             By:  /s/ Jeff Reeves
                                 -----------------------------------------------
                             Name:    Jeff Reeves
                             Title:   Senior Vice President